UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2023

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 7.01. Regulation FD Disclosure.
Ambac Assurance Corporation (“AAC”) is the issuer of eight (8) series of its Auction Market Preferred Shares, Series A-H (“AMPS”), having the following CUSIPs:
Series A:    023138209
Series B:    023138308
Series C:    023138407
Series D:    023138506
Series E:    023138605
Series F:    023138704
Series G:    023138803
Series H:    023138886
Capitalized terms used herein not otherwise defined have the meaning given thereto in AAC’s Restated Articles of Incorporation, as amended (the “Articles”).
Pursuant to the Articles, Holders of each series of AMPS may be entitled to receive cash Dividends from AAC in respect of such Holder’s AMPS, when, as and if declared by AAC’s Board of Directors or a duly authorized committee thereof, at a rate equal to the Auction Rate determined for each series of AMPS for the respective Dividend Periods. Although no dividend payments on the AMPS have been made since 2010, the Articles provide that the Auction Rate for each series is required to be determined by the Auction Agent (currently, The Bank of New York Mellon) in accordance with the Auction Procedures. The Auction Rate, in certain circumstances, may be determined based on the Reference Rate, which currently is the one-month LIBOR rate (“One Month LIBOR”).
On March 5, 2021, the UK Financial Conduct Authority announced (the “LIBOR Cessation Announcement") the future cessation and loss of representativeness of the various LIBOR benchmarks (the “LIBOR Cessation”), including One Month LIBOR, which currently is expected to occur immediately after June 30, 2023.
As a result of, among other things, the LIBOR Cessation Announcement, the “Adjustable Interest Rate (LIBOR) Act” (codified at 12 U.S.C. §§5801 et seq., the “LIBOR Act”) was enacted and thereafter the implementing regulations codified at 12 CFR Part 253 -- Regulations Implementing The Adjustable Interest Rate (LIBOR) Act (Regulation ZZ) (the “Implementing Regulations” and, together with the LIBOR Act, the “LIBOR Law”) were promulgated. The purpose of the LIBOR Law, among other things, is to establish a clear and uniform process, on a nationwide basis, for replacing LIBOR in existing contracts the terms of which do not provide for the use of a clearly defined or practicable replacement benchmark rate. The governing documents for the AMPS do not provide for use of a replacement benchmark rate following the LIBOR Cessation.
The Implementing Regulations, among other things, identify replacement benchmark rates, as required by the LIBOR Act, based on the Secured Overnight Financing Rate published by the Federal Reserve Bank of New York or any successor administrator (as more fully defined in the LIBOR Law, “SOFR”) to replace various LIBOR benchmarks, including One Month LIBOR, in contracts subject to the LIBOR Act.
As noted in the supplementary information to the Implementing Regulations, and insofar as relates to the AMPS, any references to USD LIBOR in LIBOR-related contracts “will, by operation of law,” be replaced by the applicable benchmark replacement selected by the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), from and after the first London banking day after June 30, 2023 (unless the Federal Reserve Board determines that any LIBOR tenor will cease to be published or cease to be representative on a different date) (the “LIBOR Replacement Date”), currently expected to be July 1, 2023.

Holders of the AMPS are hereby notified that, in accordance with the LIBOR Law and effective from and after the LIBOR Replacement Date, the Reference Rate for each series of AMPS (including for purposes of determining the Maximum Rate for such series), shall be one-month CME Term SOFR plus a Tenor Spread Adjustment (as defined in the LIBOR Law) of 0.11448 percent, which is the Federal Reserve Board-selected benchmark replacement in place of One Month LIBOR.

Forward-Looking Statements
In this report, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors”
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the high degree of volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty insurance business, the insurance distribution business, or related businesses; (3) inadequacy of reserves established for losses and loss expenses and the possibility that changes in loss reserves may result in further volatility of earnings or financial results; (4) potential for rehabilitation proceedings or other regulatory intervention or restrictions against AAC; (5) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (6) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (7) our inability to generate the significant amount of cash needed to service our debt and financial obligations, and our inability to refinance our indebtedness; (8) Ambac’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (9) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (10) greater than expected underwriting losses in the Company’s specialty property and casualty insurance business; (11) failure of specialty insurance program partners to properly market, underwrite or administer policies; (12) inability to obtain reinsurance coverage on expected terms; (13) loss of key relationships for production of business in specialty property and casualty and insurance distribution businesses or the inability to secure such additional relationships to produce expected results; (14) the impact of catastrophic public health, environmental or natural events, or global or regional conflicts, on significant portions of our insured portfolio; (15) credit risks related to large single risks, risk concentrations and correlated risks; (16) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (17) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (18) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (19) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (20) disagreements or disputes with Ambac's insurance regulators; (21) loss of control rights in transactions for which we provide financial guarantee insurance; (22) inability to realize expected recoveries of financial guarantee losses; (23) risks attendant to the change in composition of securities in the Ambac’s investment portfolio; (24) adverse impacts from changes in prevailing interest rates; (25) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisitions; (26) risks associated with the expected discontinuance of the London Inter-Bank Offered Rate; (27) factors that may negatively influence the amount of installment premiums paid to Ambac; (28) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith; (29) the Company’s ability to adapt to the rapid pace of regulatory change; (30) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (31) system security risks, data protection breaches and cyber attacks; (32) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (33) failures in services or products provided by third parties; (34) political developments that disrupt the economies where the Company has insured exposures; (35) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (36) fluctuations in foreign currency exchange rates; (37) failure to realize our business expansion plans or failure of such plans to create value; (38) greater competition for our specialty property and casualty insurance business and/or our insurance distribution business; (39) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (40) disintermediation within the insurance industry or greater competition from technology-based insurance solutions; (41) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; and (42) other risks and uncertainties that have not been identified at this time.
EXHIBIT INDEX

Exhibit
Number	Exhibit Description
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	June 15, 2023	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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